UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2005

MERCER INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation or organization)

 000-9409              91-6087550
(Commission File Number)  (I.R.S. Employer Identification No.)

14900 Interurban Avenue South, Suite 282, Seattle, WA 98168
(Address of Office)

(206) 674-4639
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01     ACQUISITION OR DISPOSITION OF ASSETS

Mercer International Inc. hereby amends its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on February 18, 2005 relating to the acquisition of substantially all of the assets of Stone Venepal (Celgar) Pulp Inc. to include updated financial statements of the business acquired and pro forma financial information.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(a)         Financial Statements of Business Acquired:

Audited balance sheet of Stone Venepal (Celgar) Pulp Inc. as at December 31, 2003 and 2004 and the related statements of loss and deficit and cash flows for the years ended December 31, 2002, 2003 and 2004.

(b)         Pro Forma Financial Information:

Unaudited pro forma consolidated statement of operations for the three months ended March 31, 2005 and unaudited pro forma consolidated statement of operations for the year ended December 31, 2004.

(c)         Exhibits:

Exhibit No. 23.1	Description Consent of Deloitte & Touche LLP

Financial Statements of

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

December 31, 2004

(In thousands of Canadian dollars)

Report of Independent Registered Chartered Accountants

To KPMG Inc.,
Trustee of the Estate of Stone Venepal (Celgar) Pulp Inc., In Bankruptcy

We have audited the balance sheets of Stone Venepal (Celgar) Pulp Inc. as at December 31, 2004 and 2003 and the statements of loss and deficit and cash flows for each of the years in the three year period ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2004 and 2003 and the results of its operations and its cash flows for each of the years in the three year period ended December 31, 2004 in accordance with Canadian generally accepted accounting principles.

The Company is not required, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

/s/ Deloitte & Touche LLP

Independent Registered Chartered Accountants
Vancouver, British Columbia, Canada
June 1, 2005

Comments by Independent Registered Chartered Accountants on Canada-United States of America Reporting Difference

The standards of the Public Company Accounting Oversight Board (United States) require the addition of an explanatory paragraph when the financial statements are affected by conditions and events that cast substantial doubt on the Company’s ability to continue as a going concern, such as those described in Note 1 (c) to the financial statements and when there is change in accounting policy as described in Notes 2 (c) and 2 (e). The accompanying financial statements do not purport to reflect or provide for the consequences of bankruptcy proceedings. In particular, such financial statements do not purport to show (a) as to assets, their realizable value on a liquidation basis, (b) as to pre-bankruptcy debt, the amounts that may be allocated for claims, or the status and priority thereof, or (c) as to operations, the effect of any changes that may be made in its business. As discussed in Note 1 (c), there is substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include adjustments that might result from the outcome of this uncertainty. Although we conducted our audits in accordance with both Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States), our report to KPMG Inc. dated June 1, 2005 is expressed in accordance with Canadian reporting standards which do not permit a reference to such conditions and events in the report of independent registered chartered accountants when these are adequately disclosed in the financial statements.

/s/ Deloitte & Touche LLP

Independent Registered Chartered Accountants
Vancouver, British Columbia, Canada
June 1, 2005

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)
Balance Sheet
December 31, 2004
(In thousands of Canadian dollars)

	2004	2003
		(Restated -
ASSETS		Note 2 (c))
CURRENT
Accounts receivable	$28,330	$23,346
Inventories (Note 3)	62,451	52,457
Prepaid expenses and other	1,188	1,134
	91,969	76,937
PROPERTY, PLANT AND EQUIPMENT (Notes 1 (b) and 4)	252,613	402,633
	$344,582	$479,570

LIABILITIES
CURRENT
Bank indebtedness (Note 5)	$9,743	$3,754
Accounts payable and accrued liabilities	22,178	20,333
Current portion of obligation under capital leases (Note 1 (b))	374	394
	32,295	24,481
ASSET RETIREMENT OBLIGATIONS (Note 8)	976	930
PRE-BANKRUPTCY AND OTHER DEBT (Notes 1 (b) and 6)	1,108,357	1,119,280
OBLIGATION UNDER CAPITAL LEASES (Notes 1 (b) and 9)	-	374
	1,141,628	1,145,065

SHAREHOLDERS' DEFICIENCY
Share capital	17,800	17,800
Deficit	(814,846)	(683,295)
	(797,046)	(665,495)
	$344,582	$479,570
BASIS OF PRESENTATION (Note 1 (c))
COMMITMENTS (Note 9)

ON BEHALF OF KPMG INC.,
Trustee of the Estate of Stone Venepal (Celgar) Pulp Inc., In Bankruptcy

/s/ Todd Martin
Senior Vice President
See accompanying Notes to the Financial Statements

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)
Statement of Loss and Deficit
Year ended December 31, 2004
(In thousands of Canadian dollars)

	2004	2003	2002
		(Restated -	(Restated -
		Notes 2 (c)	Notes 2 (c)
		and 2 (e))	and 2 (e))
Sales	$301,317	$271,566	$249,366
Operating expenses:
Cost of products sold	245,328	230,555	213,602
Depreciation and amortization	22,866	39,225	38,932
Selling, general and administrative	31,824	38,069	30,642
Impairment loss on property, plant and equipment (Note 1(b)	129,204	-	-
	429,222	307,849	283,176
Operating loss	(127,905)	(36,283)	(33,810)
Other income (expense)
Short-term interest expense	(680)	(512)	(921)
Interest expense on term credit facility	(46,309)	(47,579)	(50,798)
Foreign exchange gain on term credit facility	43,343	121,965	5,950
	(3,646)	73,874	(45,769)
Net (loss) earnings for the year	(131,551)	37,591	(79,579)
Deficit, beginning of year	(683,295)	(720,886)	(641,307)
Deficit, end of year	$(814,846)	$(683,295)	$(720,886)
See accompanying Notes to the Financial Statements

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)
Statement of Cash Flows
Year ended December 31, 2004
(In thousands of Canadian dollars)

	2004	2003	2002
		(Restated -	(Restated -
		Notes 2 (c)	Notes 2 (c)
Cash provided by (used for):		and 2 (e))	and 2 (e))
Cash flows from operating activities:
Net (loss) earnings for the year	$(131,551)	$37,591	$(79,579)
Items not involving cash:
Foreign exchange gain on pre-bankruptcy accounts payable	(26)	(84)	(13)
Impairment loss on property, plant and equipment	129,204	-	-
Increase in pension and other plans liability	1,397	966	877
Foreign exchange gain on term credit facility	(43,343)	(121,965)	(5,950)
Interest on term credit facility	46,309	47,579	50,798
Loss (gain) on disposal of property, plant and equipment	(8)	(45)	-
Depreciation and amortization	22,866	39,225	38,932
Accretion expense	46	44	42
Net changes in non-cash working capital items:
(Increase) decrease in accounts receivable	(4,984)	2,015	495
(Increase) decrease in inventory	(9,994)	5,724	3,453
Increase in prepaid expenses	(54)	(15)	(71)
Increase in accounts payable and accrued liabilities	1,845	2,197	(899)
	11,707	13,232	8,085
Cash flows from investing activities:
Additions to property, plant and equipment	(2,050)	(5,201)	(3,912)
Proceeds on disposal of property, plant and equipment	8	45	-
	(2,042)	(5,156)	(3,912)
Cash flows from financing activities:
Increase (decrease) in bank indebtedness	5,989	(6,348)	(3,888)
Principal repayments under capital lease obligations	(394)	(388)	(285)
Repayment of term credit facility	(15,260)	(1,340)	-
	(9,665)	(8,076)	(4,173)
Net increase in cash position	-	-	-
Cash position, beginning of year	-	-	-
Cash position, end of year	$-	$-	$-
Supplemental information:
Interest paid	$680	$512	$921
See accompanying Notes to the Financial Statements

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

1.            BANKRUPTCY PROCEEDINGS, ASSET SALE AND BASIS OF PRESENTATION

Stone Venepal (Celgar) Pulp Inc. (“Celgar” or the “Company”) is incorporated under the Canada Business Corporations Act and operates a pulp mill located at Castlegar, B. C.

(a)              Bankruptcy proceedings

Effective July 23, 1998, the directors of Celgar made an assignment in bankruptcy for the general benefit of creditors and KPMG Inc. was appointed Trustee of the Estate of Celgar (the “Trustee”). KPMG Inc. was also appointed Receiver of all the property, assets and undertakings of Celgar pursuant to security granted by the Company to Montreal Trust Company (“MTCC”) (the “Receiver”). The Receiver's appointment was effective July 24, 1998.

Pursuant to the Bankruptcy and Insolvency Act, Canada, all assets of Celgar vest in the Trustee subject to the security interests of MTCC. All liabilities outstanding as at July 23, 1998 are obligations of Celgar.

The Trustee has been operating the Celgar pulp mill facility pursuant to an agreement between the Trustee and the Receiver effective the date of bankruptcy.

(b)      Asset sale

Effective November 22, 2004, KPMG Inc., in its capacity as Receiver of all the assets and undertakings of the Company, entered into a definitive asset purchase agreement with a third party to sell substantially all the assets of the Company except for accounts receivable and finished goods inventory. The purchase price is US$210 million plus the assumption of certain obligations including post-retirement and lease obligations and US$15.5 for defined working capital.

The asset purchase was completed on February 14, 2005, and there were no significant continuing operations in the Company. The assets remaining consisted of finished goods inventories, accounts receivable and other miscellaneous sundry assets to be liquidated. The remaining liabilities consisted of bank indebtedness, accounts payable, accrued liabilities and pre-bankruptcy and other debt.

Property, plant and equipment at December 31, 2004 has been written down to the fair value amounts implicit in this transaction.

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

1.                 BANKRUPTCY PROCEEDINGS, ASSET SALE AND BASIS OF PRESENTATION (Continued)

(c)          Basis of presentation

The accompanying financial statements have been prepared on a “going concern” basis. The “going concern” basis of presentation assumes that the Company will continue in operation and will be able to realize its assets and discharge its liabilities and commitments in the normal course of business. There is doubt about the appropriateness of the use of the “going concern” assumption because of the bankruptcy of the Company. As such, realization of assets and discharge of pre-bankruptcy debt are subject to uncertainty.

The financial statements do not reflect adjustments that would be necessary if the “going concern” basis was not appropriate. If the “going concern” basis was not appropriate for these financial statements, then adjustments would be necessary in the carrying value of assets and liabilities and the reported revenues and expenses. The appropriateness of the “going concern” basis is dependent upon, among other things, the confirmation of a plan of reorganization, future profitable operations and the ability to generate sufficient cash from operations and financing arrangements to meet obligations.

2.                 SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with generally accepted accounting principles in Canada which conform with those established in the United States, except as described in Note 12.

(a)   Foreign currency translation

Monetary assets and liabilities denominated in foreign currencies are translated into Canadian dollars at exchange rates prevailing on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. Exchange gains or losses are included in earnings.

   (b)           Inventory valuation

Pulpwood, chips, raw materials and supplies are stated at cost, determined on a monthly moving average basis. Work in process and finished goods inventories, the cost of which includes raw materials, direct labour and certain manufacturing overhead expenses, are stated at the lower of average cost and net realizable value. Provision is made for slow-moving and obsolete inventories.

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

2.                SIGNIFICANT ACCOUNTING POLICIES (Continued)

   (c)            Property, plant and equipment, depreciation and capitalization

Property, plant and equipment are stated at cost, which includes capitalized interest. Upon retirement or disposal of property, plant and equipment, the Company removes the cost of the assets and the related accumulated depreciation. Gains or losses on disposal of assets are included in earnings.

Depreciation, calculated principally on the straight-line method, is charged to operations at rates based upon the estimated useful life of each property. The following rates apply to those assets being depreciated on the straight-line method:

Assets	Rate

Buildings	2-1/2%
Machinery and equipment	4%
Computer and automotive equipment and start-up costs	20%

Those portions of the former mill that remain in use are aggregated as mill infrastructure costs and the net book values are being amortized over ten years.

Expenditures which result in a material enhancement of the value of the facilities involved are capitalized. Maintenance and repair costs are expensed as incurred.

Effective January 1, 2004, the Company adopted the new CICA recommendations of Handbook Section 3063, “Impairment of Long-lived Assets”. These recommendations require an entity to recognize an impairment loss when an event occurs that results in the carrying amount of a long-lived asset to exceed the sum of undiscounted cash flows expected to result from its use and eventual disposition. The impairment loss is measured as the amount by which the long-lived asset’s carrying value amount exceeds its fair value.

The Company adopted the new CICA recommendations of Handbook Section 3110, “Asset Retirement Obligations”, with respect to recording the fair value of a liability for an asset retirement obligation in the period in which it is incurred, and a corresponding increase in the carrying amount of the related long-lived asset. In the periods subsequent to the initial measurement, period to period changes in the liability balance from accretion expense, due to the passage of time, is included in selling, general and administrative expenses.

This standard was applied retroactively with restatement of 2001 opening deficit of $804.

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

2.                SIGNIFICANT ACCOUNTING POLICIES (Continued)

                   (d)            Pensions

The Company has a defined benefit pension plan for its salaried employees which is funded, trusteed and non-contributory. The cost of the benefits earned by the salaried employees is determined using the projected benefit method prorated on services. The pension expense reflects the current service cost, the interest on the unfunded liability and the amortization over the estimated average remaining service life of the employees of (i) the unfunded liability and (ii) experience gains or losses.

With respect to the pensions of its hourly-paid employees, who are covered by a multi-employer pension plan, the Company charges its contributions to this plan against earnings.

 (e)          Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, the sales price is fixed or determinable, title of ownership and risk of loss have passed to the customer and collectibility is reasonably assured. Sales are reported net of discounts and allowances. Amounts charged to customers for shipping and handling are recognized as revenue. Title of the products is transferred to the customers at the time of shipment and payment is based on agreed prices and credit terms contained on sales invoices.

Effective January 1, 2004, the Company applied the accounting treatments of EIC-141, “Revenue Recognition”. EIC-141 summarizes the principles set as interpretative guidance on the application of Handbook section 3400, “Revenue”. Specifically, this EIC presents the criteria to be met for revenue recognition to be considered achieved. The application of this accounting treatment had no impact on the financial statements for the twelve months ended December 31, 2004.

The Company has presented shipping and handling costs (including related commissions and insurance) as part of cost of products sold in the statement of loss and reclassified the prior periods’ presentation accordingly. Previously, these expenses were presented as a reduction of net sales in accordance with industry practice. As a result, shipping and handling costs have been reclassified from “Net Sales” to “Cost of Products Sold”, which resulted in an increase in “Sales” and “Cost of Products Sold” for the years ended December 31, 2003 and 2002 by $41,485 and $39,440, respectively.

(f)           Financial instruments

The carrying amounts of accounts receivable and accounts payable and accrued liabilities approximate their fair values due to the short term to maturity of those instruments. The fair value of the Company’s pre-bankruptcy and other debt (Note 6) has not been determined as the Company does not believe that it is practicable to determine such fair value with sufficient reliability due to the absence of a readily available secondary market for such debt.

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

2.                 SIGNIFICANT ACCOUNTING POLICIES (Continued)

                   (g)           Measurement uncertainty

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant areas requiring the use of management estimates are chip pile inventory quantities, valuation of long-lived assets, useful lives for amortization of fixed assets and estimates of asset retirement, reclamation and environmental obligations. Financial results as determined by actual events could differ from those estimates.

(h)	Hedging relationships and accounting for trading, speculative, or non-derivative financial instruments

Effective January 1, 2004, the Company adopted the CICA’s new Accounting Guideline-13, “Hedging Relationships”, on the requirements related to the identification, designation, documentation and effectiveness of hedging relationships. The new standards have been applied on a prospective basis to all instruments existing on, or entered into after January 1, 2004.

The Company also applied the accounting treatment prescribed by the CICA’s Emerging Issues Committee (“EIC”) Recommendation 128 with respect to the accounting for trading, speculative or non-hedging derivative financial instruments. Under this guidance, hedge accounting is optional for derivative transactions that are effective in offsetting financial statement risks. Derivatives for which hedge accounting is not applied are carried on the balance sheet at fair value, with changes in fair value being recorded in the statement of loss. Upon adoption, the Company had no derivative financial instruments which were required to be carried at fair value.

The Company’s natural gas forward supply contracts, which call for the physical receipt of natural gas, do not represent a financial instrument.

(i)  Recent accounting pronouncements

In June 2003, the CICA issued Accounting Guideline 15 (“AcG-15”), Consolidation of Variable Interest Entities. In August 2004, a revised guideline (“AcG-15(R)”) was issued to ensure that AcG-15 was harmonized with FIN 46(R), its US GAAP equivalent. AcG-15(R) provides guidance for applying consolidation principles to certain entities that are subject to control on a basis other than ownership of voting interests. AcG-15(R) is effective for annual and interim periods, beginning on or after November 1, 2004. The Company does not expect application of the guideline to have a material impact on its consolidated financial statements.

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

2.                SIGNIFICANT ACCOUNTING POLICIES (Continued)

(i)           Recent accounting pronouncements (continued)

In January 2005, the CICA issued Section 1530, Comprehensive Income, Section 3251, Equity, Section 3855, Financial Instruments - Recognition and Measurement and Section 3865, Hedges. Under the new standards, a new location for recognizing certain gains and losses - other comprehensive income - has been introduced providing an ability for certain gains and losses arising from changes in fair value to be temporarily recorded outside the income statement, but in a transparent manner; all financial instruments, including derivatives, are to be included on a company’s balance sheet and measured in most cases at their fair values; and existing requirements for hedge accounting are extended. The guidance will apply for interim and annual financial statements relating to fiscal years beginning on or after October 1, 2006. Earlier adoption will be permitted only as of the beginning of a fiscal year. The Company is in the process of evaluating the impact of these recently issued standards on its consolidated financial statements.

3.                INVENTORIES

	2004	2003

Pulpwood and chips (a)	$16,878	$7,960
Other raw materials and supplies (a)	15,117	15,053
Work-in-process and finished goods	30,456	29,444
	$62,451	$52,457

(a)	These inventories are included in the asset sale transaction described in Note 1(b) wherein management expects to recover the carrying value.

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

4.                PROPERTY, PLANT AND EQUIPMENT

	2004			2003
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value

Buildings	$70,053	$20,578	$49,475	$50,789
Machinery and equipment	877,567	384,984	492,583	510,606
Computer and automotive equipment	2,486	2,166	320	1,731
Mill infrastructure	22,512	22,512	-	-
Capital projects in progress	4,933	-	4,933	4,665
Automotive equipment under capital leases	881	446	435	771
	978,432	430,686	547,746	568,562
Land	1,056	-	1,056	1,056
	$979,488	$430,686	548,802	569,618
2000 Write-down of capital assets			166,985	166,985
			381,817	402,633
Impairment loss (Note 1 (b))			(129,204)	-
			$252,613	$402,633

Amortization of the automotive equipment under capital leases of $287 for the year ended December 31, 2004 (2003 - $277; 2002 - $372) is included in depreciation and amortization expense.

All property, plant and equipment is the subject of the asset sale transaction referred to in Note 1(b). As a result, the assets have been impaired to the fair value amounts implicit in that transaction.

5.                BANK INDEBTEDNESS

The Receiver has a $25,000 bank overdraft facility with interest at the bank’s prime lending rate.

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

6.                PRE-BANKRUPTCY AND OTHER DEBT

	2004	2003

Pre-bankruptcy accounts payable (a)	$11,712	$11,738
Pre-bankruptcy taxes payable (b)	6,545	6,545
Pension plan and post-retirement benefits (Note 7)	12,061	10,665
Due to Stone Container (Canada) Inc. ("SCCI") (a)	968	968
Shareholder advances (a)	78,531	78,531
Short-term loan - SCCI (a)	120,941	120,941
Term credit facility (c)	877,599	889,892
	$1,108,357	$1,119,280

(a)
These payables are in some instances secured, however, the security is subordinate to the secured claim of the term credit facility which exceeds the value of the assets of the Company. No interest has been accrued on these liabilities.

(b)
The pre-bankruptcy taxes payable balance represents British Columbia capital and large corporations capital taxes owing for the period to July 23, 1998. No capital taxes are exigible for the period from July 23, 1998 to December 31, 2004.

(c)
The term credit facility consists of Canadian and U.S. dollar borrowings which are secured by the Celgar Mill. Interest rates pertaining to the credit term facility are based upon the secured creditors’ prime commercial rate, the bankers’ acceptance rate, or the London Interbank Offered Rate (“LIBOR”). The amounts owing under the term credit facility, including accrued interest were as follows:

	2004	2003

Canadian dollar credit facility	$310,967	$310,764
U.S. dollar credit facility (2004 - U.S. $471,623; 2003 - U.S. $446,720	566,632	579,128
	$877,599	$889,892

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

7.                PENSION PLAN AND POST-RETIREMENT BENEFITS

Celgar maintains defined benefit pension plans and post-retirement benefit plans for certain employees. Pension expense is based on estimates from the Company’s actuary. These plans are intended to be assumed by the purchaser in the asset sale transaction referred to in Note 1(b). The most recent actuarial valuations of these plans were conducted at December 31, 2004.

Information about these plans, in aggregate for the years ended December 31 is as follows:

	2004			2003
	Pension	Other
	Benefit Plans	Benefit Plans	Total	Total
Plan assets
Fair market value, beginning of year	$23,058	$-	$23,058	$19,277
Annual return on assets	2,288	-	2,288	2,774
Funding contributions	2,413	360	2,773	2,815
Benefits paid	(1,501)	(360)	(1,861)	(1,808)
	26,258	-	26,258	23,058
Accrued benefit obligation
Balance, beginning of year	31,335	18,937	50,272	40,537
Current service cost	1,055	710	1,765	1,462
Interest cost	1,941	1,182	3,123	2,910
Benefits paid	(1,501)	(360)	(1,861)	(1,808)
Past service cost	-	-	-	16
Actuarial losses	703	(2,113)	(1,410)	7,155
	33,533	18,356	51,889	50,272
Funded status - plan deficit	(7,275)	(18,356)	(25,631)	(27,214)
Unamortized past service cost	242	-	242	274
Unamortized actuarial losses	7,074	6,254	13,328	16,275
Accrued benefit asset (liability)	$41	$(12,102)	$(12,061)	$(10,665)

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

7.                PENSION PLAN AND POST-RETIREMENT BENEFITS (Continued)

The significant actuarial assumptions adopted in measuring the Company’s accrued benefit obligations are as follows:

	2004	2003

Discount rate	6.0%	6.5%
Rate of compensation increase	3.0%	3.0%
Expected rate of return on plan assets	7.5%	7.5%

For measurement purposes, a 12% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2004. The rate was assumed to decrease gradually to 5% over the next seven years and remain at that level thereafter.

The Company’s benefit plan expense is as follows:

	Years ended December 31,
	2004			2003	2002
	Pension	Other
	Benefit Plans	Benefit Plans	Total	Total	Total

Current service cost	$1,055	$710	$1,765	$1,462	$1,328
Interest cost	1,941	1,182	3,123	2,910	2,557
Expected return on plan assets	(1,763)	-	(1,763)	(1,483)	(1,558)
Amortization
Past service cost	32	-	32	32	31
Actuarial loss	477	535	1,012	860	417
	$1,742	$2,427	$4,169	$3,781	$2,775

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

8.                ASSET RETIREMENT OBLIGATION

The Company maintains industrial land fills on its premises for the disposal of waste, primarily from the Company’s pulp processing activities. The Company has an obligation under its land fill permits to decommission these disposal facilities pursuant to the requirements of the Provincial Waste Management Act.

A reconciliation of the aggregate carrying amount of the asset retirement obligation is as follows:

Balance at December 31, 2003	$930
Liabilities incurred in the current period	-
Liabilities settled	-
Accretion expense	46
Revisions in estimated cash flows	-
Balance at December 31, 2004	$976

The Company expects to settle the outstanding obligations within the next eight years. The obligation has been discounted using a credit adjusted risk-free rate of 5%.

9.                OBLIGATIONS UNDER CAPITAL LEASES AND COMMITMENTS

The minimum lease payments required for the next three years are as follows:

2005	$334
2006	-
2007	-
Total minimum lease payments	334
Less amount representing interest	40
$374
Represented by:
Current portion	$374
Long-term portion	-
$374

Interest of $50 (2003 - $76; 2002 - $24) relating to capital lease obligations has been included in short-term interest expense.

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

9.                OBLIGATIONS UNDER CAPITAL LEASES AND COMMITMENTS (Continued)

The Company has entered into exclusive natural gas purchase and sale contracts under which it is committed to purchase 6,000 GJ of natural gas per day from a supplier through to October 31, 2005. The contracts fix a portion of the cost of the purchase commitment and the balance is based upon market price indexes. The Company is allowed to convert an index price into a fixed price for any quantity up to the baseload. If the Company takes less than the 100% load factor (calculated on a monthly basis) on the fixed price quantity, such shortfall will be sold at market prices with price variances to the cost or benefit of the Company.

10.              COMMON SHARES

The Company has authorized an unlimited number of common shares. As at December 31, 2004, 178,000 common shares were issued and outstanding. Smurfit Stone and Celgar Investments Inc. each own 45% of the Company. Venepal Canadian Investment Limited owns the remaining 10% of the Company’s common shares.

11.               INCOME TAXES

The Company has incurred substantial net losses which will be adjusted for income tax purposes and claimed as non-capital tax loss carryforwards. These tax loss carryforwards are sufficient to eliminate any income taxes otherwise payable. Non-capital tax loss carryforwards are available to reduce future years’ income for tax purposes prior to their expiry after seven years.

Due to the uncertainty surrounding the realization of the future benefit of these future income tax assets in future income tax returns, the Company maintains a full valuation allowance against its future income tax assets.

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

12.	DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As indicated in Note 2, these financial statements have been prepared in accordance with Canadian GAAP, which are different in some respects from those applicable in the United States and from practices prescribed by the United States Securities and Exchange Commission (“US GAAP”). The significant differences between Canadian GAAP and US GAAP with respect to the Company’s financial statements are as follows:

Adjustments to Statements of Loss:

Net (loss) earnings for the year

	2004	2003	2002

Net (loss) earnings in accordance with Canadian GAAP	$(131,551)	$37,591	$(79,579)
Adjustments:
Purchase and supply contracts (i)	1,128	(1,055)	195
Net (loss) earnings in accordance with US GAAP	(130,423)	36,536	(79,384)
Adjustment for comprehensive income:
Minimum pension liability adjustment (ii)	457	248	(4,262)
Comprehensive (loss) earnings for the year	$(129,966)	$36,784	$(83,646)

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

12.	DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

                      Balance Sheet items in accordance with US GAAP

	2004	2003	2002

Current assets in accordance with Canadian GAAP	$91,969	$76,937	$84,661
Purchase and supply contracts (i)	268	-	195
Current assets in accordance with US GAAP	$92,237	$76,937	$84,856

Other assets in accordance with Canadian GAAP	$-	$-	$-
Minimum pension liability (ii)	867	973	291
Other assets in accordance with US GAAP	$867	$973	$291

Current liabilities in accordance with Canadian GAAP	$32,295	$24,481	$28,603
Purchase and supply contracts (i)	-	860	-
Current liabilities in accordance with US GAAP	$32,295	$25,341	$28,603

Long-term liabilities in accordance with Canadian GAAP	$1,109,333	$1,120,584	$1,195,686
Minimum pension liability (ii)	4,424	4,987	4,553
Long-term liabilities in accordance with US GAAP	$1,113,757	$1,125,571	$1,200,239

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

12.	DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

Reconciliation of shareholders’ deficiency in accordance with US GAAP

	2004	2003	2002

Total shareholders' deficiency in accordance with Canadian GAAP	$(797,046)	$(665,495)	$(703,086)
Cumulative change in deficit relating to:
Purchase of supply contracts (i)	268	(860)	195
Minimum pension liability adjustment (ii)	(3,557)	(4,014)	(4,262)
Total shareholders' deficiency in accordance with US GAAP	$(800,335)	$(670,369)	$(707,153)

Adjustments:

(i)         Forward purchase contracts:

The Company enters into natural gas forward supply contracts under which it is required to purchase its natural gas requirements for a contracted period of time. Under Canadian GAAP, the Company does not record these contracts on a mark-to-market basis as described in Note 2 (h). Instead, the Company only recognizes purchases under those contracts as expenditures occur. Under US GAAP, these contracts would not be exempt normal purchase and sales arrangements and such contracts would be recorded at fair value and on a “mark-to-market” basis at each reporting period.

(ii)  Comprehensive income and minimum pension liability:

Statement of Financial Accounting Standards No. 130 “Reporting Comprehensive Income”, requires that a company classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of the balance sheet. Other comprehensive income includes a minimum pension liability.

The Company’s accumulated benefit obligation for its pension plans exceeds the fair value of plan assets. US GAAP requires the recognition of an additional minimum pension liability in the amount of the excess of the unfunded accumulated benefit obligation over the recorded pension benefits liability. An offsetting intangible asset is recorded equal to the unrecognized prior service costs, with any difference recorded as a reduction of accumulated other comprehensive income. No similar requirement currently exists under Canadian GAAP.

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

12.	DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

(iii)       Asset retirement obligations:

As discussed in Note 2 (c), the Company adopted the new CICA recommendations of Handbook Section 3110, “Asset Retirement Obligations”. This standard was applied retroactively with restatement for all periods presented. Under US GAAP, the Company was required to apply Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (“SFAS 143”), as of January 1, 2003. SFAS 143 is consistent with Canadian GAAP with the exception of the adoption date and the method of implementation. SFAS 143 requires the recording of the fair value of a liability for an asset retirement obligation in the period in which it is incurred, and a corresponding increase in the carrying amount of the related long-lived asset. In periods subsequent to the initial measurement, period to period charges in the liability balance from accretion expense, due to the passage of time, is included in selling, general and administrative expenses. Under US GAAP, the cumulative effect adjustment related to prior years at the adoption date is included in earnings in the period of adoption, whereas under Canadian GAAP, prior financial statements are restated. The Company has applied the new Canadian GAAP standard on a retroactive basis with restatement of earlier periods which results in no material US GAAP difference.

(iv)      Recent accounting pronouncements:

In November 2004, the FASB issued SFAS No. 151, Inventory Costs an amendment of ARB No. 43, Chapter 4, which amends Chapter 4 of ARB No. 43 that deals with inventory pricing. The Statement clarifies the accounting for abnormal amounts of idle facility expenses, freight, handling costs, and spoilage. Under previous guidance, paragraph 5 of ARB No. 43, chapter 4, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs might be considered to be so abnormal, under certain circumstances, as to require treatment as current period charges. This Statement eliminates the criterion of “so abnormal” and requires that those items be recognized as current period charges. Also, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This Statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005, although earlier application is permitted for fiscal years beginning after the date of issuance of this Statement. Retroactive application is not permitted. Management is analyzing the requirements of this new Statement and believes that its adoption will not have any significant impact on the Company’s financial position, results of operations or cash flows.

STONE VENEPAL (CELGAR) PULP INC.
(In Bankruptcy)

Notes to the Financial Statements

Year ended December 31, 2004
(In thousands of Canadian dollars)

12.	DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

(iv)      Recent accounting pronouncements (continued):

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets an amendment of APB No. 29. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. The Statement specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date this Statement is issued. Retroactive application is not permitted. Management is analyzing the requirements of this new Statement.

In December 2003, the FASB revised FIN No. 46, “Consolidation of Variable Interest Entities”, which clarifies the application of Accounting Research Bulletin No. 51 “Consolidated Financial Statements” to those entities (defined as VIEs) in which either the equity at risk is not sufficient to permit that entity to finance its activities without additional subordinated financial support from other parties, or equity investors lack voting control, an obligation to absorb expected losses or the right to receive expected residual returns. FIN No. 46(R) requires consolidation by a business of VIEs in which it is the primary beneficiary. The primary beneficiary is defined as the party that has exposure to the majority of the expected losses and/or expected residual returns of the VIE. FIN No. 46(R) was effective for the company in the first quarter, and there was no material impact on its financial position, results of operations or cash flows from adoption.

In March 2005, the FASB issued Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations “ (FIN 47), which states that a company must recognize a liability for the fair value of a legal obligations to perform asset retirement activities that are conditional on a future event if the amount can be reasonably estimated. FIN 47 clarifies that conditional obligations meet the definition of an asset retirement obligation in SFAS No. 143, “Accounting for Asset Retirement Obligations”, and therefore should be recognized if their fair value is reasonably estimable. Companies must adopt FIN 47 no later than the end of the fiscal year ending after December 15, 2005. Management is currently reviewing FIN 47.

Unaudited Pro Forma Consolidated Statements of Operations of

MERCER INTERNATIONAL INC.

Three Months Ended March 31, 2005 and Year Ended December 31, 2004

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The following sets forth the unaudited pro forma consolidated statements of operations of Mercer International Inc. ("Mercer" or the "Company") for the three months ended March 31, 2005 and year ended December 31, 2004. The unaudited pro forma consolidated balance sheet of the Company as at March 31, 2005 consists of the unaudited consolidated balance sheet of the Company as at March 31, 2005 included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 on file with the Securities and Exchange Commission. The unaudited pro forma consolidated statements of operations have been prepared by us and give pro forma effect to the acquisition (the "Acquisition") of substantially all of the assets of Stone Venepal (Celgar) Pulp Inc. ("Celgar") on February 14, 2005, the equity and debt issued to finance the Acquisition and refinance the bank indebtedness of our Rosenthal mill, the related transactions and the payment of estimated fees and expenses. For a more detailed discussion of the basis of presentation, see Note 1 to the unaudited pro forma consolidated statements of operations of the Company. The pro forma information is presented for illustrative purposes only and does not purport to represent what our actual results of operations or financial position would have been had the matters described above occurred on the dates assumed, nor is it necessarily indicative of our future operating results or combined financial position. The information reflects the operations of Celgar prior to the Acquisition.

Mercer prepares its financial statements in accordance with U.S. generally accepted accounting principles ("GAAP"). Celgar prepares its financial statements in accordance with Canadian generally accepted accounting principles ("Canadian GAAP"), which differs in certain respects from GAAP. The unaudited consolidated interim financial statements of Mercer as at March 31, 2005 reflect the acquisition of Celgar. For a discussion of the principal differences between Canadian GAAP and GAAP as they relate to Celgar and the Company on a pro forma basis, see Note 12 to Celgar's audited financial statements, and Note 5 to the unaudited pro forma consolidated statements of operations of the Company.

MERCER INTERNATIONAL INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Three Months ended March 31, 2005
(Expressed in thousands, except per share data)

	Mercer International Inc.	Stone Venepal (Celgar) Pulp Inc.	Pro Forma Adjustments	Notes		Consolidated Pro Forma
		(For the Period January 1, 2005 to February 13, 2005)
Revenues	€97,893	€21,723	€-			€119,616
Costs and expenses:
Cost of sales	90,989	19,613	1,041	4(b)(i	)	111,643
General and administrative expenses	7,798	1,166	(571)	4(b)(ii	)	8,393
Total costs and expenses	98,787	20,779	470			120,036
Loss from operations	(894)	944	(470)			(420)
Other income (expense)
Interest expense	(19,263)	(3,947)	2,365	4(b)(iii	)	(20,938)
			(93)	4(b)(iv	)
Investment income	175	-	(185)	4(b)(vii	)	(10)
Derivative financial instruments, net	(3,859)	(9)	295	4(b)(v	)	(3,573)
Foreign exchange gain on debt	2,297	(10,544)	2,826	4(b)(vi	)	(5,421)
Impairment of investments	(1,645)	-	-			(1,645)
Total other expense	(22,295)	(14,500)	5,208			(31,587)
Loss before income taxes and minority interest	(23,189)	(13,556)	4,738			(32,007)
Income tax (provision) benefit	(3,035)	-	-			(3,035)
Loss before minority interest	(26,224)	(13,556)	4,738			(35,042)
Minority interest	6,557	-	-			6,557
Net loss	€(19,667)	€(13,556)	€4,738			€(28,485)
Loss per share
Basic and diluted	€(0.77)					€(0.86)
Number of shares outstanding for computing basic and diluted loss per share	25,443,619					33,053,455

See accompanying Notes to the Unaudited Pro Forma Consolidated Statements of Operations

MERCER INTERNATIONAL INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2004
(Expressed in thousands, except per share data)

	Mercer International Inc.	Stone Venepal (Celgar) Pulp Inc.	Pro Forma Adjustments	Notes		Consolidated Pro Forma

Revenues	€247,898	€186,355	€-			€434,253
Costs and expenses:
Cost of sales	232,102	170,465	(3,173)	4(c)(i	)	399,394
General and administrative expenses	27,099	15,086	(1,245)	4(c)(ii	)	40,940
Impairment of capital assets	6,000	79,908	(79,908)			6,000
Flooding losses and expenses, less grant income	669	-	-			669
Total costs and expenses	265,870	265,459	(84,326)			447,003
Loss from operations	(17,972)	(79,104)	84,326			(12,750)
Other income (expense)
Interest expense	(23,749)	(29,062)	12,648	4(c)(iii	)	(40,907)
			(744)	4(c)(iv	)
Investment income	2,948	-	(1,271)	4(c)(vii	)	1,677
Derivative financial instruments, net	12,136	698	(11)	4(c)(v	)	12,823
Foreign exchange gain on debt	-	26,806	(10,282)	4(c)(vi	)	16,524
Total other expense	(8,665)	(1,558)	340			(9,883)
Loss before income taxes and minority interest	(26,637)	(80,662)	84,666			(22,633)
Income tax (provision) benefit	44,163	-	-			44,163
Income (loss) before minority interest	17,526	(80,662)	84,666			21,530
Minority interest	2,454	-	-			2,454
Net income (loss)	€19,980	€(80,662)	€84,666			€23,984
Income per share
Basic	€1.15					€0.74
Diluted	€0.89					€0.68
Number of shares outstanding for computing income per share
Basic	17,426,351					32,405,577
Diluted	28,525,351					43,504,577

See accompanying Notes to the Unaudited Pro Forma Consolidated Statements of Operations

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

March 31, 2005

(Expressed in thousands, unless otherwise stated)

Note 1.   Basis of Presentation

On February 14, 2005, we acquired substantially all of the assets of Celgar, comprised principally of the Celgar pulp mill (Note 3). In conjunction with the Acquisition, we issued equity and debt securities to finance the payment of the purchase price, refinance the indebtedness of our Rosenthal pulp mill and for general corporate purposes, and established with a Canadian chartered bank an operating credit facility of US$30 million and with a European lender a revolving credit facility of €40 million. The Acquisition has been accounted for by the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations.

Our unaudited pro forma consolidated statements of operations for the three months ended March 31, 2005 and the year ended December 31, 2004 have been prepared by management after giving effect to the Acquisition, the equity and debt issued to finance the Acquisition and refinance all the bank indebtedness of our Rosenthal mill, the related transactions and the payment of estimated fees and expenses. These pro forma consolidated statements of operations have been compiled from and include:

(a)
A pro forma consolidated statement of operations combining the unaudited consolidated statement of operations of Mercer for the three months ended March 31, 2005 with pro forma adjustments related to Celgar operations during the period January 1 to February 13, 2005.

(b)
A pro forma consolidated statement of operations combining the audited consolidated statement of operations of Mercer for the year ended December 31, 2004 with the audited statement of operations of Celgar for the year ended December 31, 2004.

The pro forma statements of operations for the year ended December 31, 2004 and for the three months ended March 31, 2005 have been prepared as if the transactions described in Note 3 had occurred on January 1, 2004.

The pro forma statements have been presented in Euros which is the reporting currency for Mercer. The exchange rates used for conversion to Euros throughout these statements are included in the table below:

	US$	C$

Average for the three months ending March 31, 2005	1.3107	1.6077
Average for the period January 1, 2005 to February 13, 2005	N/A	1.6058
Average for the twelve months ending December 31, 2004	1.2438	1.6169

It is management's opinion that these pro forma consolidated statements of operations include all adjustments necessary for the fair presentation of the transactions described in Note 3 in accordance with GAAP applied on a basis consistent with Mercer's accounting policies. The pro forma consolidated statements of operations are not intended to reflect the results of operations of Mercer which would have actually resulted had the proposed transactions been effected on the dates indicated. Further, the pro forma financial information is not necessarily indicative of Mercer's financial position or results of operations that may be obtained in the future.

The unaudited pro forma consolidated statements of operations should be read in conjunction with the historical financial statements and notes thereto of Celgar included in this current report and of Mercer included in our Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 filed with the SEC.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Continued)

March 31, 2005

(Expressed in thousands, unless otherwise stated)

Note 2.   Summary of Significant Accounting Policies

The unaudited pro forma consolidated statements of operations have been compiled using the significant accounting policies as set out in the audited financial statements of Mercer for the year ended December 31, 2004 included in our Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC. The significant accounting policies of Celgar, after adjustment into GAAP, conform in all material respects to those of Mercer. The differences between Canadian GAAP and GAAP which would have a material effect on these pro forma consolidated statements of operations are reflected in Note 5.

Note 3.   Business Acquisition

On February 14, 2005, the Company completed its acquisition of the Celgar NBSK pulp mill. The aggregate consideration for the acquisition was €177,100, which included €142,940 in cash, acquisition related expenditures of €3,346 and €30,814 was paid in shares of beneficial interest of the Company as more fully described below. The results of the Celgar mill are included in our consolidated statement of operations since the Acquisition date.

The preliminary estimated allocation of the purchase price is summarized below and may be adjusted when additional information on asset and liability valuations becomes available.

Purchase price:
Cash (including defined working capital)	€142,940
Equity — shares of beneficial interest	30,814
Estimated acquisition costs	3,346
€177,100
Net assets acquired:
Receivables	€32
Inventory	19,969
Prepaids and other assets	616
Property, plant and equipment	176,581
Accrued expenses and other liabilities	(4,103)
Pension plan and post-retirement benefits obligation	(15,995)
€177,100

Celgar's audited statement of operations for the year ended December 31, 2004 has been restated into GAAP and Euros as presented in Note 5.

The cash portion of the purchase price was financed from the partial net proceeds of the equity and debt offerings as described in Note 4(a).

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Continued)

March 31, 2005

(Expressed in thousands, unless otherwise stated)

Note 4.   Pro Forma Adjustments

The respective pro forma adjustments are explained below beside the corresponding footnote:

(a)        General assumptions:

(i)	The Company acquired the assets as described in Note 3 from KPMG Inc., as receiver of Celgar.

(ii)
The Company issued 4,210,526 shares of beneficial interest at a price of US$9.50 per share which represents €30,814 (US$40,000) of the purchase price as described in Note 3 as partial consideration for the Acquisition.

(iii)
The Company issued 10,768,700 shares of beneficial interest at a price of US$8.50 per share for gross proceeds of €70,338 (US$91,534) to finance the Acquisition, refinance all the bank indebtedness of our Rosenthal mill and for general corporate purposes. The issue price of US$8.50 per share was based on the last reported sale price of our shares of beneficial interest on the Nasdaq National Market on February 8, 2005, market conditions and demand for our equity securities.

(iv)
The Company issued 9.25% senior notes due 2013 for gross proceeds of €238,811 (US$310,000) to finance the Acquisition, refinance all the bank indebtedness of our Rosenthal mill and for general corporate purposes. The interest rate and aggregate principal amount of debt securities issued was based on market conditions and the demand for our debt securities.

(b)	Assumptions for pro forma consolidated statements of operations for the three months ended March 31, 2005:

(i)	Amortization expense has been increased by €1,041 to reflect harmonization of depreciation policies.

(ii)
Reduce general and administrative expenses by €571 which are non-recurring professional costs related to the oversight of the Celgar mill by the receiver and trustee. These costs are not incurred after the date of the Acquisition as these services are provided by the Company's senior officers.

(iii)
Reduced interest expense of €2,365 has been recorded to reflect the reversal of interest on the Celgar debt and the refinancings of the Rosenthal debt, offset by the €238,811 (US$310,000) debt securities financing.

(iv)	Amortization of deferred financing costs of €93 has been charged to interest expense.

(v)
A decrease in derivative financial instruments, net of €295 to reflect derivatives settled on the refinancing of the Rosenthal debt. These derivatives and the Rosenthal debt were settled and refinanced with partial proceeds from the issuance of our debt securities.

(vi)
A decrease in foreign exchange loss of €2,826 on the Celgar term facility to reflect the new financing inherent in the Acquisition. The Company did not assume such Celgar term facility pursuant to the Acquisition (Note 3).

(vii)	Reduced investment income of €185 to reflect the reduction of interest earned on restricted cash utilized in the refinancing of the Rosenthal debt.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Continued)

March 31, 2005

(Expressed in thousands, unless otherwise stated)

Note 4.   Pro Forma Adjustments (cont'd)

(viii)
No tax expense has been recorded for items (i) thru (vii) above as the Company had sufficient tax loss carry-forwards available that were utilized against taxes payable. The Company maintains a valuation reserve against the majority of these loss carry-forwards due to uncertainties regarding future taxable income.

(c)	Assumptions for pro forma consolidated statement of operations for the year ended December 31, 2004:

(i)	Amortization expense has been decreased by €3,173 to reflect reduction in asset value and harmonization of depreciation policies.

(ii)
Reduce general and administrative expenses by €1,245 which are non-recurring professional costs related to the oversight of the Celgar operations by the receiver and trustee in bankruptcy. These costs are not incurred after the date of the Acquisition as these services are provided by the Company's senior officers.

(iii)
Reduced interest expense of €12,648 has been recorded to reflect the reversal of interest on the Celgar debt and the refinancing of the Rosenthal debt, offset by the €238,811 (US$310,000) debt securities financing.

(iv)	Amortization of deferred financing costs of €744 has been charged to interest expense.

(v)
A decrease in derivative financial instruments, net of €11 to reflect derivatives settled on the refinancing of the Rosenthal debt. These derivatives and the Rosenthal debt were settled and refinanced with partial proceeds from the issuance of our debt securities.

(vi)
A decrease in foreign exchange gain of €10,282 on the Celgar term facility to reflect the new financing inherent in the Acquisition. The Company did not assume such Celgar term facility pursuant to the Acquisition (Note 3).

(vii)	Reduced investment income by €1,271 to reflect the reduction of interest earned on restricted cash utilized in the refinancing of the Rosenthal debt.

(viii)
No tax expense has been recorded for items (i) thru (vii) above as the Company had sufficient tax loss carry-forwards available that were utilized against taxes payable. The Company maintains a valuation reserve against the majority of these loss carry-forwards due to uncertainties regarding future taxable income.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Continued)

March 31, 2005

(Expressed in thousands, unless otherwise stated)

Note 5. GAAP Differences

Celgar prepares its financial statements in accordance with Canadian GAAP and in Canadian dollars. The table below summarizes the conversion from Canadian GAAP and Canadian dollars to GAAP and the Euro. The GAAP adjustments are more fully disclosed in Note 12 of the audited financial statements of Celgar for the year ended December 31, 2004 included in this current report. The conversion from Canadian dollars to Euros has been reflected at the rates described in Note 1.

STATEMENT OF OPERATIONS OF STONE VENEPAL (CELGAR) PULP INC., IN BANKRUPTCY

Year ended December 31, 2004
(Unaudited)
(Expressed in thousands, unless otherwise stated)

	Canadian GAAP		Reclass. Adjustments		GAAP Adjustments		GAAP		GAAP
Net sales	C$	301,317	C$	-	C$	-	C$	301,317	€186,355
Operating expenses
Cost of products sold		245,328		7,431		-		252,759	156,323
Depreciation and amortization		22,866		-		-		22,866	14,142
General and administrative		31,824		(7,431)		-		24,393	15,086
Impairment loss on property, plant and equipment		129,204		-		-		129,204	79,908
		429,222		-		-		429,222	265,459
Operating loss		(127,905)		-		-		(127,905)	(79,104)
Other income (expense)
Short-term interest expense		(680)		-		-		(680)	(421)
Interest expense on term credit facility		(46,309)		-		-		(46,309)	(28,641)
Unrealized gain on natural gas forward supply contracts		-		-		1,128		1,128	698
Foreign exchange gain on term credit facility		43,343		-		-		43,343	26,806
		(3,646)		-		1,128		(2,518)	(1,558)
Net loss for the year	C$	(131,551)	C$	-	C$	1,128	C$	(130,423)	€(80,662)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

Date: June 14, 2005

MERCER INTERNATIONAL INC.

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP